Exhibit 99.2 Investor Presentation 2019 Second Quarter Earnings July 25, 2019

Forward-looking Statements When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) an ongoing investigation by the SEC as well as any related litigation or other litigation may result in adverse findings, reputational damage, the imposition of sanctions, increased costs, the diversion of management time and resources, and other negative consequences; (ii) the costs and effects of litigation generally, including legal fees and other expenses, settlements and judgments; (iii) the risk that our performance may be adversely affected by the CEO transition we have recently undergone; (iv) the risk that the benefits we realize from exiting the third party mortgage origination and brokered single-family residential lending business will be less than anticipated and that the costs we incur from exiting that business will be greater than anticipated; (v) the risk that we will not be successful in the implementation of our capital utilization strategy and our other strategies for transitioning to a traditional community bank; (vi) risks that the Company’s merger and acquisition transactions may disrupt current plans and operations and lead to difficulties in customer and employee retention, risks that the costs, fees, expenses and charges related to these transactions could be significantly higher than anticipated and risks that the expected revenues, cost savings, synergies and other benefits of these transactions might not be realized to the extent anticipated, within the anticipated timetables, or at all; (vii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including but not limited to the effectiveness of our underwriting practices and the risk of fraud, any of which credit and operational risks may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan and lease portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (viii) the quality and composition of our securities portfolio; (ix) changes in general economic conditions, either nationally or in our market areas, or changes in financial markets; (x) continuation of or changes in the short-term interest rate environment, changes in the levels of general interest rates, volatility in the interest rate environment, the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (xi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xii) our ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund our activities; (xiii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, increase our allowance for loan and lease losses, write-down asset values or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, any of which could adversely affect our liquidity and earnings; (xiv) legislative or regulatory changes that adversely affect our business, including, without limitation, changes in tax laws and policies and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; (xv) our ability to control operating costs and expenses; (xvi) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xvii) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xviii) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xix) the network and computer systems on which we depend could fail or experience a security breach; (xx) our ability to attract and retain key members of our senior management team; (xxi) increased competitive pressures among financial services companies; (xxii) changes in consumer spending, borrowing and saving habits; (xxiii) the effects of severe weather, natural disasters, acts of war or terrorism and other external events on our business; (xxiv) the ability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) the transition to a new accounting standard adopted by the Financial Accounting Standards Board, referred to as Current Expected Credit Loss, which will require financial institutions to determine periodic estimates of lifetime expected credit losses on loans, and provide for the expected credit losses as allowances for loan losses; (xxvii) share price volatility and reputational risks, related to, among other things, speculative trading and certain traders shorting our common shares and attempting to generate negative publicity about us; (xxviii) war or terrorist activities; (xix) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in other documents that we file with or furnish to the SEC; and (xxx) that the tender offer described herein occurs on such terms or at all. You should not place undue reliance on forward-looking statements, and except as required by law we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made. This presentation is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding depositary shares representing Banc of California, Inc.’s 7.00% Non- Cumulative Perpetual Preferred Stock, Series E and its 7.375% Non-Cumulative Perpetual Preferred Stock, Series D described in this press release is being made pursuant to an Offer to Purchase and related materials that Banc of California, Inc. has filed or will file with the Securities and Exchange Commission (the “SEC”) pursuant to a Schedule TO. The Schedule TO, Offer to Purchase, a related letter of transmittal and other tender offer documents contain important information that should be read carefully before any decision is made with respect to the tender offer. These materials (and all other documents Banc of California, Inc. has filed with the SEC) are available at no charge on the SEC's website at www.sec.gov. 1

# Second Quarter 2019 Highlights

## Continued Progress Towards a Relationship Based Commercial Banking Platform

| | |
|---|---|
| **Improved Funding Costs** | • Second quarter average cost of total deposits decreased by 5bps from the first quarter<br>• Total cost of funds improved 4bps during the quarter to 1.84% |
| **De-emphasized Low Margin Loan Products** | • Held for investment loans decreased by $838 million during Q2<br>– Sold $178 million multifamily loans and $131 million of single-family loans<br>– $574 million of multifamily loans were classified as HFS in Q2 and hedged to be securitized in Q3. Gain on securitization in Q3 will normalize $9.6MM hedge loss.<br>• Gross loan commitment originations of $599 million at an average production yield of 5.25%<br>– Continued to de-emphasize brokered loan originations in favor of relationship-based loans |
| **Normalized Investment Portfolio** | • Reduced securities by $304 million<br>– Collateralized loan obligations ("CLOs") declined by $298 million to $737 million at quarter end<br>– Securities as a percentage of interest earnings assets are now at 14% |
| **Continued Expense Management** | • Noninterest expenses totaled $43.6 million<br>• Non-core benefit of $6.4 million for items related to ongoing legal and indemnification matters; total non-core net benefit of $5.6 million during the quarter |
| **Credit and Capital** | • Common Equity Tier 1 ratio of 10.41%; TCE / TA ratio increased 56bps to 7.41%<br>• ALLL / Loans[1] of 0.89%, up from 0.85% last quarter<br>• NPLs & OREO / Loans[1] of 0.43%, up from 0.38% in the first quarter<br>• Net charge-offs totaled $2.4 million |
| **Bolstered Executive Bench Strength** | • Ido Dotan – EVP, General Counsel and Corporate Secretary<br>• Lynn Sullivan – EVP, Chief Risk Officer |

1 Held for investment

2

Three Key Drivers of Community Banking Business Relationship-Based Strategy Will Enhance Franchise Value Lower Deposit Costs through Relationship Focus • Increase relationship-based lending with deposits and reduce reliance on broker-driven loans • Re-price down high-cost retail CDs and other high cost deposit offerings, and release maturing brokered deposits, all in connection with asset sales • Best in class treasury management to attract and retain clients Right-Size the Balance Sheet • Eliminate non franchise-enhancing assets and lines of business • Continue to reduce the size of the CLO portfolio • Sell down lower yielding multifamily and SFR portfolios, execute on multifamily securitization and reduce reliance on wholesale funding • Optimize the capital structure; launch of our preferred stock tender for up to $75M aggregate purchase price Improve Operational Efficiencies to Reduce Expense Burden • Right-size expenses to fit asset size • Deploy technology to better serve customers and improve efficiency 3

Right-Sizing the Balance Sheet: Assets Lending Strategy Shifting Toward Relationship Based Loans Other¹ 4Q18 Other 2Q19 8% 1% C&I C&I Securities Securities 21% 24% 21% 14% CRE 11% CRE SFR 13% SFR 23% 24% Multi Multi 23% 19% YTD Movements Loans and Securities 2Q19 Avg. 2Q19 Ending • ($ in millions) $825 million reduction in Securities portfolio Yields Balances 2 • $642 million reduction in Multifamily portfolio Securities 3.83% $1,168 • $344 million reduction in SFR Mortgage portfolio Multifamily 4.40% $1,599 SFR Mortgage 4.17% $1,961 1 Includes $598 million of HFS loans 2 Reduction in Multifamily includes the reclassification of $574 million to HFS for upcoming securitization 4

Relationship Lending Focus Enhances Franchise Value De-emphasizing Low Margin, non-Relationship Lending to Drive Portfolio Yields Overall Portfolio Yields Increased 4bps to 4.80% With Lower SFR and MF Balances HFI Loan Production Yields vs. Portfolio Yields1 5.22% 5.26% 5.29% 5.25% 5.05% 4.74% 4.76% 4.80% 4.63% 4.70% $7,701 $7,253 $7,557 $7,036 $71 $63 $6,720 $76 $73 $1,071 $1,077 $1,005 $1,023 $61 $1,065 $2,013 $1,982 $1,821 $1,745 $2,033 $2,241 $1,960 $2,112 $2,333 $1,598 $2,174 $2,300 $2,305 $2,103 $1,961 2Q18 3Q18 4Q18 1Q19 2Q19 SFR MF C&I CRE² Other Portfolio Loan Yields New Production Loan Yields 1 Dollars in millions 2 CRE includes Construction 5

Right-Sizing the Balance Sheet: Liabilities Strategy Shifting to Lower Costing Relationship Based Deposits 4Q18 2Q19 FHLB FHLB¹ Demand 16% 22% Demand Deposit Deposit Checking Checking Non- 27% 32% Brokered Non- CDs Brokered 17% Savings/ CDs Savings/ Money 18% Money Brokered Market Brokered Market CDs 22% CDs 16% 5% 23% YTD Movements Deposits and FHLB 2Q19 2Q19 • $1,164 million reduction in Brokered CD’s ($ in millions) Ending Avg. Cost Balances • $175 million reduction in Non-Brokered CD’s Brokered CD’s 2.49% $379 • $305 million increase in FHLB Advances Non-Brokered CD’s 2.35% $1,479 FHLB Advances 2.58% $1,825 1 Pending securitization proceeds will be used to reduce FHLB advances 6

Deposit Base Showing Effects of Transformation Relationship Based Approach to Depository Services Expected to Reduce Future Cost of Deposits Reduction in Transactional Deposit Balances Resulted in 5bps Decrease in Cost of Deposits Deposit Composition1 1.67% 1.62% 1.52% 1.36% 1.15% $7,9161 $7,725 $7,136 $7,402 $1,655 $1,685 $1,355 $1,512 $6,292 $686 $988 $1,543 $1,295 $1,479 $379 $2,312 $2,126 $2,139 $2,051 $1,862 $1,778 $1,714 $1,556 $1,573 $1,578 $1,005 $1,062 $1,023 $1,121 $994 2Q18 3Q18 4Q18 1Q19 2Q19 Noninterest-bearing DDA Interest-bearing DDA Savings and Money Market Brokered CDs CDs Cost of Deposits 1 Dollars in millions 7

Net Interest Margin Trend at an Inflection Further NIM Improvement Expected to Occur Via Lower Cost of Deposits Average Interest-Earning Assets1 Net Interest Margin Components $9.8 $9.8 $9.1 $0.3 $0.3 $0.4 $2.0 $1.8 4.53% 4.59% 4.59% $1.3 4.35% 4.43% $7.4 $7.7 $7.4 3.01% 2.93% 2.88% 2.81% 2.86% 4Q18 1Q19 2Q19 HFI Loans Securities Other² Interest Income3 $110.7 1.67% 1.52% 1.62% 1.36% 1.15% ($5.2) $1.2 $104.0 ($2.7) 1Q19 Securities, Resi Mortgage Commercial 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 HFS, & Other - HFI Loans Earning Asset Yield Net Interest Margin Cost of Deposits 1 Dollars in billions 2 Includes loans held for sale and other interest-earning assets 8 3 Dollars in millions, consolidated operations

# Expenses are Being Better Allocated to Asset Base

## Simplifying Operating Model and Delivering Operational Efficiencies

### Non-Core Adjustments to Reported Operating Expenses

| ($ in millions) | Noninterest Expenses – Reported | Q2 Non-Core Adjustments[1] | Q2 Core Operating Expenses[1] |
|---|---|---|---|
| Salaries and employee benefits | $ 27.5 | | $ 27.5 |
| Occupancy and equipment | 8.0 | (0.8) | 7.2 |
| Professional fees | (2.9) | 6.2 | 3.3 |
| Data processing | 1.7 | | 1.7 |
| Advertising | 2.0 | | 2.0 |
| Regulatory assessments | 2.1 | | 2.1 |
| Reversal of provision for loan repurchases | (0.1) | | (0.1) |
| Amortization of intangible assets | 0.6 | | 0.6 |
| Restructuring expense | (0.2) | 0.2 | - |
| All other expense | 5.1 | | 5.1 |
| **Total Noninterest Expense (ex-loss on investments in alternative energy partnerships)** | **$ 43.9** | **$ 5.6** | **$ 49.5** |
| **Gain on investments in alternative energy partnerships[2]** | **0.4** | | |
| **Total Noninterest Expense (reported)** | **$ 43.6** | | |

### NIE / Average Assets[3]


2.37%
2.30%
1.91%
2.33%
1.83%
2.06%
2Q18
3Q18
4Q18
1Q19
2Q19
2Q19 Operating[1]

1 Reported operations operating expense less non-core adjustments. Non-GAAP measure: Reconciliation table above
2 Gain on investments in alternative energy partnerships create tax credits to offset expense incurred
3 Core operations noninterest expense excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets

9

# Developing Recurring and Sustainable Earnings Profile

## Q2 Included some Non-Core Adjustments to Reported Operations

| ($ in millions, except for EPS) | Reported | Q2 Adjustments[1] | Q2 Earnings from Core Operations[2] Normalized Tax Rate at 20% |
|---|---|---|---|
| Net Interest Income | $ 64.8 | $ - | $ 64.8 |
| Provision for loan and lease losses | (2.0) | - | (2.0) |
| Total noninterest income | (2.3) | 9.6 | 7.3 |
| Total noninterest expense (ex-loss on investments in alternative energy partnerships) | 43.9 | 5.6 | 49.4 |
| Gain on investments in alternative energy partnerships[3] | 0.4 | (0.4) | - |
| Total noninterest expense | 43.5 | 5.9 | 49.5 |
| Pre-tax income | 20.9 | 3.7 | 24.6 |
| Income tax expense[4] | 4.3 | 0.6 | 4.9 |
| Net income | 16.6 | 3.1 | 19.7 |
| Preferred dividends and participating securities allocation and dividends | 4.7 | | 4.3 |
| Net income available to common stockholders | $ 11.9 | $ 3.1 | $ 15.0 |
| **Diluted earnings per total common share** | **$ 0.23** | **$ 0.06** | **$ 0.29** |

### Diluted EPS – Adjusted Operations



$0.23
$0.06
$0.29
Adjusted for non-core items
Reported
2Q19 Reported
Adjustments
2Q19 Adjusted

1 Includes $9.6M hedge loss, other non-core items, loss on investments in alternative energy partnerships, and income tax expense required to reach a normalized rate of 20%
2 Non-GAAP measure: Reconciliation table above
3 Gain on investments in alternative energy partnerships create tax credits to offset expense incurred
4 Normalized Q2 adjustments and Q2 operating earnings from core operations tax rate to 20%

10

Maintaining Strong Asset Quality Relationship Banking Focus Increases Asset Underwriting Transparency NPLs & OREO1 NPAs / Equity 0.36% 0.38% 0.33% 0.43% 0.29% 3.0% 3.0% $28.1 $28.8 $26.0 2.7% 2.4% $23.0 $22.3 2.3% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 NPLs & OREO NPLs & OREO / Loans and Leases Receivable ALLL2 and NPL Coverage Total Delinquent Loans / Total Loans 254% 226% 224% 207% 282% 0.79% 0.78% 0.89% 0.81% 0.80% 0.81% 0.85% 0.49% 0.53% 0.38% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 ALLL / Total Loans ALLL / NPLs 1 NPL: Non-performing loans and leases. OREO: Other real estate owned. Dollars in millions, held for investment 2 ALLL: Allowance for loan and lease losses 11

Strengthening Capital Base Supports Business Strategy Right-Sizing the Balance Sheet has Improved Capital Ratios Across the Board Common Equity Tier 1 Ratio Tier 1 Risk-Based Capital Ratio 13.8% 13.9% 13.2% 12.8% 13.0% 13.4% 10.4% 11.0% 9.9% 9.8% 9.5% 9.7% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q19 PF² 2Q18 3Q18 4Q18 1Q19 2Q19 2Q19 PF² Tangible Equity / Tangible Assets1 Tangible Common Equity / Tangible Assets1 9.9% 9.7% 7.9% 9.2% 8.8% 9.2% 7.4% 8.5% 6.9% 6.6% 6.6% 6.3% 2Q18 3Q18 4Q18 1Q19 2Q19 2Q19 PF² 2Q18 3Q18 4Q18 1Q19 2Q19 2Q19 PF² 1 Non-GAAP measure. Reconciliation on slide 20 2 Pro forma assumes that as of June 30, 2019, a $75mm aggregate preferred tender offer was completed at a 50/50 mix of D and E and at a price of $26.04 and $26.80 per share, respectively. There are no assurances that the tender offer transaction will be completed on these terms, if at all. Furthermore, the pro 12 forma assumes the $574 million multifamily Freddie Mac securitization was completed as of June 30, 2019.

Appendix

# Rate Floors and Timing of Hybrid Rate Resets

## IRR Position is Slightly Liability Sensitive in a Decreasing Rate Environment

### Variable Rate HFI Loans, Collateralized Loan Obligations and Mortgage Backed Securities[1]

| Distance to Floor | 1 Month Libor | 3 Month Libor | 6 Month Libor | 1 Year Libor | Prime | Other Index[2] | Total |
|---|---|---|---|---|---|---|---|
| 100+ bps | $ 926.0 | $ 0.4 | $ 289.8 | $ 20.2 | $ 184.6 | $ 50.6 | $ 1,471.6 |
| 50 – 100 bps | 43.5 | - | 24.6 | - | 9.7 | 44.1 | 121.9 |
| 25 – 50 bps | 16.6 | - | 2.9 | - | 7.1 | 18.6 | 45.2 |
| 0 – 25 bps | 0.8 | - | - | - | 13.2 | 14.8 | 28.8 |
| Floor | 15.3 | - | 16.9 | 5.4 | 3.8 | 91.4 | 132.8 |
| No Floor | 193.0 | 69.5 | 0.4 | 2.8 | 150.7 | 120.0 | 536.4 |
| CLO – No Floor | - | 748.6 | - | - | - | - | 748.6 |
| MBS[3] | - | - | - | - | - | **3.2** | **3.2** |
| **Variable Rate HFI ARMs and CLOs** | **$ 1,195.2** | **$ 818.5** | **$ 334.6** | **$ 28.4** | **$ 369.1** | **$ 342.7** | **$ 3,088.5** |

### Hybrid / Fixed Rate Loans and Mortgage Backed Securities[1]

| Months to Reset | 1 Month Libor | 3 Month Libor | 6 Month Libor | 1 Year Libor | Prime | Other Index[4] | Total |
|---|---|---|---|---|---|---|---|
| > 0 <= 6 | $ - | $ - | $ - | $ 21.9 | $ 0.3 | $ 3.5 | $ 25.7 |
| > 6 <= 12 | - | - | 0.8 | 34.8 | - | 20.7 | 56.3 |
| > 12 <= 25 | - | - | 36.9 | 194.4 | 7.8 | 24.0 | 263.1 |
| > 24 | 4.7 | - | 894.2 | 2,185.6 | 9.7 | 38.1 | 3,132.3 |
| **Hybrid Rate Loans** | **$ 4.7** | **$ -** | **$ 931.9** | **$ 2,436.7** | **$ 17.8** | **$ 86.3** | **$ 3,477.4** |
| **Fixed Rate Loans** | - | - | - | - | - | - | **900.5** |
| **Fixed MBS** | - | - | - | - | - | - | **421.9** |

1 Dollars in millions 2 1 Year CMT 29.6%, 5 Year Swap 29.2%, COFI 26.5%, 12 MTA 5.5%, 5 Year CMT 2.8%, 10 Year CMT 1.9%, 3 Year CMT 1.6%, 7 Year Swap 1.5%, 2 Year FHLB SF .9%, 5 Year FHLB SF .2%, 7 Year CMT .2%, 1o Year Swap .1% 3 Two GNMA MBS indexed to CMT. Currently 100+ bps over floor 4 COFI 43.1%, 10 Year Swap 19.67%, 7 Year Swap 10.3%, 10 Year CMT 9.9%, 5 Year Swap 9.3%, 5 Year CMT 6.1%, 3 Year Swap 1.0%, 5 Year CMT .7%

14

Timing and Costs of Funding Liabilities Deposits and FHLB Borrowing Maturities1 Funding Type 0 <= 6 Months 7 <= 12 Months >12 <= 24 > 24 Months Total Balance Avg. Cost Balance Avg. Cost Balance Avg. Cost Balance Avg. Cost Balance Avg. Cost Money Market $ 800.9 1.71% - - - - - - $ 800.9 1.71% Demand Deposits 1,577.9 1.22% - - - - - - 1,577.9 1.22% NonInt Demand Deposits 993.7 0.00% - - - - - - 993.7 0.00% Savings 1,061.1 1.85% - - - - - - 1,061.1 1.85% CD's 1,098.5 2.31% 508.7 2.42% 229.5 2.58% 22.0 2.58% 1,858.7 2.38% FHLB 1,145.0 2.39% 24.0 2.40% 145.0 2.14% 511.0 2.90% 1,825.0 2.51% Total $ 6,697.1 1.57% $ 532.7 2.42% $ 374.5 2.42% $ 533.0 2.89% $ 8,117.3 1.75% 1 Dollars in millions 15

Securities Portfolio Balances, Composition and Yields Securities Portfolio Detail1 Amortized Amortized Duration 2Q Fair Value Book Yield Security Type Cost Cost 2Q19 Change 2Q19 2Q19 1Q19 2Q19 (years) Gov’t & Agency (Agency MBS) $ 449 $ 436 ($ 13) $ 429 2.50% 6.06 CLOs 1,047 749 (298) 737 4.24% 0.07 Total Securities 1,496 1,185 (311) 1,166 3.60% 2.28 Portfolio Profile1 Portfolio Average Balances and Yields2 Credit Rating Composition $2.3 $2.2 $2.0 AAA CLO $1.8 $24 AAA 3% 4.13% Gov't $1.3 3.88% AGC 3.78% 3.78% 37% 3.83% CLO AA 63% 97% 2Q18 3Q18 4Q18 1Q19 2Q19 AA CLO $713 Average Balances Average Yields 1 Dollars in millions. Values that are greater than $0.0 million (or 0.0%) but less than $0.5 million (or 0.5%) are not shown 2 Dollars in billions 16

# BANC Fast Facts & Preferred Equity Capital Structure

| (Dollars in millions)[1] | 2Q19 | 1Q19 | 4Q18 | 3Q18 | 2Q18 |
|---|---|---|---|---|---|
| Total assets[2] | $ 9,360 | $ 9,887 | $ 10,630 | $ 10,261 | $ 10,319 |
| Securities available-for-sale | 1,168 | 1,471 | 1,993 | 2,060 | 2,297 |
| Loans and leases receivable | 6,720 | 7,557 | 7,701 | 7,253 | 7,036 |
| Total deposits | 6,292 | 7,725 | 7,917 | 7,402 | 7,136 |
| | | | | | |
| Net interest income | 64.8 | 67.8 | 70.7 | 71.2 | 72.8 |
| Provision for loan and lease losses | (2.0) | 2.5 | 6.7 | 1.4 | 2.7 |
| Total noninterest income | (2.3) | 6.3 | 2.4 | 4.8 | 8.1 |
| Noninterest expense[3,4] | 43.9 | 59.9 | 48.8 | 58.4 | 60.7 |
| Loss on investments in alternative energy partnerships | (0.3) | 2.0 | 0.8 | 2.5 | 1.8 |
| Total noninterest expense | 43.6 | 61.8 | 49.6 | 60.9 | 62.5 |
| Net Income | 16.6 | 7.0 | 10.8 | 10.4 | 13.9 |
| | | | | | |
| Diluted earnings per common share | $ 0.23 | $ 0.05 | $ 0.12 | $ 0.06 | $ 0.16 |
| | | | | | |
| Return on average assets[2] | 0.69% | 0.28% | 0.43% | 0.43% | 0.58% |
| Adjusted Efficiency Ratio[2,5] | 67.84% | 83.00% | 67.09% | 77.88% | 73.50% |

| Preferred Equity | Class / Series | CUSIP | Issue Date | Amount Out ($000) | Dividend Rate / Coupon (%) | First Callable Date |
|---|---|---|---|---|---|---|
| Preferred Equity: Non-Cumulative, Perpetual | E | 05990K874 | 2/8/2016 | 125,000 | 7.000% | 3/15/2021 |
| Preferred Equity: Non-Cumulative, Perpetual | D | 05990K882 | 4/8/2015 | 115,000 | 7.375% | 6/15/2020 |
| **Total Preferred Equity** | | | | **$240,000** | | |

1 All figures from Reported operations unless noted; dollars in millions unless noted per share or percentage
2 Consolidated operations; Efficiency ratio adjusted for including the pre-tax effect of investments in alternative energy partnerships
3 Excluding loss on investments in alternative energy partnerships 4 Non-GAAP measure. Reconciliation within table above 5 Non-GAAP measure. Reconciliation on slide 19

17

Non-GAAP Financial Information This presentation contains certain financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These measures include noninterest expense from Core operations, operating expense from Core operations, noninterest expense to average assets, and diluted earnings per common share from Core operations, adjusted for non-core items, each excluding loss on investments in alternative energy partnerships and the latter three adjusted for non-core items. Management believes that these particular measures provide useful supplemental information in understanding our core operating performance. These measures should not be viewed as substitutes for measures determined in accordance with GAAP, nor are they necessarily comparable to non‐GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 9, 10, 17, 19-22 of this presentation. Non-GAAP measures in this presentation also include tangible equity to tangible assets, tangible common equity to tangible assets, return on average tangible common equity, and adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships. These particular measures are used by management in its analysis of the Company's capital strength and the performance of the Company’s businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company and the performance of its businesses. These measures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 19-22 of this presentation. 18

# Non-GAAP Reconciliation

## Adjusted Efficiency Ratio Including the Pre-tax Effect of Investments in Alternative Energy Partnerships

| (Dollars in thousands) | 2Q19 | 1Q19 | 4Q18 | 3Q18 | 2Q18 |
|---|---|---|---|---|---|
| Noninterest expense | $ 43,587 | $ 61,835 | $ 49,578 | $ 60,977 | $ 62,554 |
| (Loss) gain on investments in alternative energy partnerships | 355 | (1,950) | (786) | (2,484) | (1,808) |
| Adjusted noninterest expense | $ 43,942 | $ 59,885 | $ 48,792 | $ 58,493 | $ 60,746 |
| | | | | | |
| Net interest income | $ 64,780 | $ 67,808 | $ 70,842 | $ 71,322 | $ 72,953 |
| Noninterest income | (2,290) | 6,295 | 2,644 | 5,718 | 9,168 |
| Total revenue | 62,490 | 74,103 | 73,486 | 77,040 | 82,121 |
| Tax credit from investments in alternative energy partnerships | 1,680 | - | - | 412 | 1,912 |
| Deferred tax expense on investments in alternative energy partnerships | (176) | - | - | (43) | (211) |
| Tax effect on tax credit and deferred tax expense | 426 | - | 26 | 180 | 631 |
| (Loss) gain on investments in alternative energy partnerships | 355 | (1,950) | (786) | (2,484) | (1,808) |
| Total pre-tax adjustments for investments in alternative energy partnerships | 2,285 | (1,950) | (760) | (1,935) | 524 |
| Adjusted total revenue | $ 64,775 | $ 72,153 | $ 72,726 | $ 75,105 | $ 82,645 |
| | | | | | |
| Efficiency ratio | 69.75% | 83.44% | 67.47% | 79.15% | 76.17% |
| Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships | 67.84% | 83.00% | 67.09% | 77.88% | 73.50% |
| | | | | | |
| Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense | 22.07% | 27.00% | 27.42% | 32.81% | 27.07% |

19

Non-GAAP Reconciliation Tangible Common Equity to Tangible Assets and Tangible Equity to Tangible Assets (Dollars in thousands) 2Q19 1Q19 4Q18 3Q18 2Q18 Tangible common equity to tangible assets ratio Total assets $ 9,359,931 $ 9,886,525 $ 10,630,067 $ 10,260,822 $ 10,319,280 Less goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less other intangible assets (5,105) (5,726) (6,346) (6,990) (7,683) Tangible assets $ 9,317,682 $ 9,843,655 $ 10,586,577 $ 10,216,688 $ 10,274,453 Total stockholders' equity $ 963,544 $ 948,325 $ 945,534 $ 946,678 $ 988,688 Less goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less other intangible assets (5,105) (5,726) (6,346) (6,990) (7,683) Tangible equity 921,295 905,455 902,044 902,544 943,861 Less preferred stock 231,128 (231,128) (231,128) (231,128) (269,071) Tangible common equity $ 690,167 $ 674,327 $ 670,916 $ 671,416 $ 674,790 Total stockholders' equity to total assets 10.29% 9.59% 8.89% 9.23% 9.58% Tangible equity to tangible assets 9.89% 9.20% 8.52% 8.83% 9.19% Tangible common equity to tangible assets 7.41% 6.85% 6.34% 6.57% 6.57% 20

Non-GAAP Reconciliation Return on Average Tangible Common Equity (Dollars in thousands) 2Q19 1Q19 4Q18 3Q18 2Q18 Return on tangible common equity Average total stockholders' equity $ 962,933 $ 956,700 $ 960,242 $1,000,819 $1,000,856 Less average preferred stock (231,128) (231,128) (231,128) (260,822) (269,071) Less average goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less average other intangible assets (5,503) (6,128) (6,731) (7,412) (8,110) Average tangible common equity $ 689,158 $ 682,300 $ 685,239 $ 695,441 $ 686,531 Net income $ 16,582 $ 7,037 $ 11,038 $ 11,096 $ 14,780 Less preferred stock dividends and impact of preferred stock redemption (4,308) (4,308) (4,308) (7,277) (5,113) Add amortization of intangible assets 621 620 644 693 827 Add impairment on intangible assets - - - - - Less tax effect on amortization and impairment of intangible assets (130) (130) (135) (146) (174) Net income available to common stockholders $ 12,765 $ 3,219 $ 7,239 $ 4,366 $ 10,320 Return on average equity 6.91% 2.98% 4.56% 4.40% 5.92% Return on average tangible common equity 7.43% 1.91% 4.19% 2.49% 6.03% Statutory tax rate utilized for calculating tax effect on amortization and impairment of intangible assets 21.00% 21.00% 21.00% 21.00% 21.00% 21

Non-GAAP Reconciliation Noninterest Expense / Average Assets (in millions) 2Q19 1Q19 4Q18 3Q18 2Q18 Operating Expense (NIE) Total noninterest expense $ 43.6 $ 61.8 $ 49.6 $ 60.9 $ 62.5 Less gain/(loss) on investments in alternative energy partnerships 0.4 (2.0) (0.8) (2.5) (1.8) Less non-core items 5.6 (5.8) 3.4 (8.0) (6.4) Salaries and employee benefits - - - - - Data processing fees (0.8) - - - - Professional fees 6.2 (3.0) 2.7 (5.9) (1.5) Restructuring expense 0.2 (2.8) 0.1 (0.6) (4.0) Other expense - - 0.6 (1.5) (0.9) Total operating expense (NIE) $ 49.5 $ 54.0 $ 52.2 $ 50.4 $ 54.3 Total operating expense (NIE) annualized $ 198.1 $ 216.1 $ 208.6 $ 201.8 $ 217.2 NIE1 / Average Assets 2.06% 2.10% 2.04% 1.99% 2.12% 1. Core operations noninterest expenses excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets 22